                                                                    Exhibit 99.1

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AMERICAN ITALIAN PASTA COMPANY                                          |NEWS
                                                                        |RELEASE

Contact:

Hannah Arnold
Linden Alschuler & Kaplan, Inc.
Public Relations
212-575-4545

For Immediate Release

             AMERICAN ITALIAN PASTA COMPANY FILES QUARTERLY REPORTS
                       ON FORM 10-Q FOR FISCAL YEAR 2008

            COMPANY BECOMES CURRENT ON ALL SEC REPORTING REQUIREMENTS

KANSAS CITY,  MO., August 6, 2008 -- American  Italian Pasta Company  (AITP.PK),
the largest producer of dry pasta in North America,  today announced that it has filed its Form 10-Q  quarterly  reports  with the U.S.  Securities  and Exchange
Commission for the quarters ended December 2007, March 2008, and June 2008. With the filing of these  statements,  the  Company is current on all  quarterly  and
annual  SEC  financial  reporting  requirements.   The  Company  also  announced
operating results for the nine-month period ended June 27, 2008.

THIRD FISCAL QUARTER OF 2008

Revenues  for the  nine-month  period ended June 27,  2008,  increased  41.3% to
$407.1  million,  including  a 37.7%  increase  in revenue  growth in the retail market and a 53.2% increase in the institutional  market. During the fiscal 2008 nine-month  period,  volume  increased  1.3%,  as compared to the same period of fiscal 2007.  Net income for the first nine months of fiscal 2008 increased $8.3 million to $11.8  million,  or $0.62 per diluted  share,  versus a net income of
$3.5 million, or $0.18 per diluted share, during the first nine months of fiscal
2007.

Operational Highlights

     •    Retail  Revenues:   The  Company's  retail  revenues  increased  $82.9
          million,  or 37.7%, to $302.8 million for the  nine-months  ended June
          27, 2008, from $219.9 million for the nine months ended June 29, 2007.
          Revenues increased $3.8 million, or 1.8%, due to volume increase,  and increased  $77.4  million,  or 29.1%,  due to higher  average  selling prices.  Revenues  increased  by $1.7  million  due to an  increase in payments received from the U.S. Government under the Continued Dumping and Subsidy Offset Act of 2000.

     •    Institutional  Revenues:  The  Company's  institutional  market (which includes the food service channel) increased $36.2 million,  or 53.2%, to $104.3 million for the nine months ended June 27, 2008. There was a negligible  increase due to volume,  with  increases in higher average selling prices and changes in sales mix accounting for the change.

American Italian Pasta Co.,
August 6, 2008

     •    Cost of Goods Sold: The Company  continued to encounter  significantly higher  durum prices and higher  commodity  and  transportation  costs during the  nine-month  period ended June 27, 2008,  as opposed to the same period of the prior  fiscal  year.  Cost of goods sold  increased
          46.4% to $325.6 million for the nine months ended June 27, 2008,  from
          $222.4  million for the  nine-month  period ended June 29, 2007.  As a percentage of revenues, costs of goods sold increased to 80.0% for the nine-month  period ended June 27, 2008,  from 77.2% for the nine-month period  ended June 29,  2007.  These  increased  costs were  partially offset by higher selling prices.

CEO COMMENTS

"This is another important  milestone for the Company",  said Jack Kelly, CEO of
AIPC.  "We are pleased that, in bringing our SEC filings up to date, we are also able to report solid  results for the first nine months of our fiscal  year.  We look forward to the future and continued execution of our business plans."

ABOUT AIPC

Founded  in 1988 and based in Kansas  City,  Missouri,  American  Italian  Pasta
Company is the largest  producer of dry pasta in North America.  The Company has four plants that are located in Excelsior  Springs,  Missouri;  Columbia,  South
Carolina;   Tolleson,   Arizona  and   Verolanuova,   Italy.   The  Company  has
approximately 600 employees located in the United States and Italy.

                                      # # #

American Italian Pasta Co.,
August 6, 2008

                         AMERICAN ITALIAN PASTA COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                    Unaudited
                    (in thousands, except per share amounts)

                                                          Nine Months Ended     Nine Months Ended
                                                            June 27, 2008         June 29, 2007       Change
                                                            -------------         -------------       ------
Revenues                                                        $ 407,135           $ 288,056       $ 119,079
Cost of goods sold                                                325,563             222,357         103,206
                                                                ---------           ---------       ---------

Gross profit                                                       81,572              65,699          15,873

           Gross profit as a percent of revenues                     20.0%               22.8%

Selling and marketing expense                                      19,250              15,337           3,913
General and administrative expense                                 29,833              24,918           4,915
(Gains) losses related to long-lived assets                           344                (68)             412
                                                                ---------           ---------       ---------
Operating profit                                                   32,145              25,512           6,633

           Operating profit (loss)as a percent of revenues            7.9%                8.9%

Interest expense, net                                              20,706              22,215         (1,509)
Other (income) expense, net                                           224               (195)            419
                                                                ---------           ---------       ---------

Income before income taxes                                         11,215               3,492           7,723
Income tax (benefit)                                                (601)                 (3)           (598)
                                                                ---------           ---------       ---------
Net income                                                      $  11,816           $   3,495       $   8,321
                                                                =========           =========       =========

EARNINGS PER COMMON SHARE
Net income per common share                                     $    0.62           $    0.19

Weighted-average common shares outstanding                         18,988              18,671
                                                                =========           =========

EARNINGS PER COMMON SHARE - ASSUMING DILUTION
Net income per common share                                     $    0.62           $    0.18

Weighted-average common shares outstanding
  (including dilutive securities)                                  19,172              18,958
                                                                =========           =========

American Italian Pasta Co.,
August 6, 2008

                         AMERICAN ITALIAN PASTA COMPANY
                           CONSOLIDATED BALANCE SHEET
                                    Unaudited
                      (in thousands, except share amounts)

                                                                     June 27, 2008
ASSETS
Current assets:
     Cash and cash equivalents                                         $   6,398
     Short-term investments                                                3,406
     Trade and other receivables, net                                     52,637
     Inventories                                                          72,367
     Prepaid expenses and other current assets                             7,322
     Deferred  income taxes                                                1,952
                                                                       ---------
Total current assets                                                     144,082
Property, plant and equipment, net                                       311,525
Brands and trademarks                                                     83,876
Other assets                                                              18,587
                                                                       ---------
Total assets                                                           $ 558,070
                                                                       =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                  $  30,861
     Accrued expenses                                                     31,582
     Current portion of deferred revenues                                     99
     Income taxes payable                                                      -
     Current maturities of long-term debt                                  2,174
                                                                       ---------
Total current liabilities                                                 64,716
Long-term debt, less current maturities                                  239,900
Income taxes payable                                                       1,858
Deferred income taxes                                                     35,078
Litigation settlement                                                     23,000
Deferred revenue, less current portion                                       322
                                                                       ---------
Total liabilities                                                        364,874
Commitments and contingencies
Stockholders' equity:
     Preferred stock, $.001 par value:
         Authorized shares - 10,000,000                                        -
         Issued and outstanding shares - none
     Class A common stock, $.001 par value:
         Authorized shares - 75,000,000                                       22
         Issued and outstanding shares -  21,550,433 and  19,387,259
     Class B common stock, par value $.001
         Authorized shares - 25,000,000                                        -
         Issued and outstanding - none
     Additional paid-in capital                                          252,193
     Treasury stock,  2,163,174 shares                                  (52,059)
     Accumulated other comprehensive income                               20,810
     Accumulated deficit                                                (27,770)
                                                                       ---------
Total stockholders' equity                                               193,196
                                                                       ---------
Total liabilities and stockholders' equity                             $ 558,070
                                                                       =========